                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 1, 1999





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                        0-11402                 74-1666060
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)

                   3330 WEST MARKET STREET, AKRON, OHIO 44333
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

         ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (330) 664-1000

                                 Not applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

          On April 1, 1999, Telxon Corporation (the "Company" or the "Registrant") issued a press release announcing extension of waivers under its revolving credit facility and separate business purpose revolving promissory note, effective through June 29, 1999, and certain related amendments to the underlying credit agreements broadening of the lenders' collateral and allowing the Company, subject to borrowing base requirements and the further approval of the banks, to borrow $5 million in addition to the $55 million currently outstanding under the revolving credit agreement. Under the reported amendments, the Company is also subject to mandatory prepayments and credit commitment reductions relating to dispositions of assets approved by the banks. The press release also reported an approximately 4% reduction in the Company's workforce, principally involving white-collar, managerial-level and salaried positions.



          A copy of the press release discussing the above and certain related matters, as well as of the waiver and amendment agreement and amended and restated security agreement relating to the revolving credit facility discussed in the press release and the consent and agreement relating to the separate business purpose revolving promissory note also there discussed, are included as exhibits to this Current Report on Form 8-K and incorporated herein by reference. The lender under the business purpose revolving promissory note is being secured on substantially the same terms as described in the documents filed herewith relating to the revolving credit facility, subject to a pre-existing intercreditor agreement made by that lender subordinating its rights in favor of the lenders under the revolving credit facility.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits.

                  10.3.1.a Second Waiver Extension Agreement and Amendment No. 4, dated as of March 26, 1999, to the Credit Agreement, dated as of March 8, 1996, by and among the Registrant, the Lenders party thereto, and The Bank of New York, as Issuer, Swing Line Lender and Agent, filed herewith.

                  10.3.1.b Amended and Restated Security Agreement, dated as of March 26, 1999, by and among the Registrant, and The Bank of New York, as Agent for the Lenders from time to time party to the Credit Agreement referenced in the description of Exhibit 10.3.1.a above, filed herewith.

                  10.3.4.c Second Further Consent and Agreement, dated as of March 26, 1999, by the Registrant in favor of Bank One, NA with respect to the Business Purpose Revolving Promissory Note (Swing Line) made by the Registrant in favor of Bank One, NA, dated August 4, 1998, filed herewith.

                  99 Press Release issued by the registrant on March 1, 1999, filed herewith.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TELXON CORPORATION


Date:  April 1, 1999                    By: /s/ Glenn S. Hansen
                                            --------------------------
                                            Glenn S. Hansen
                                            Vice President, Legal Administration
                                            and Corporate Counsel

                                INDEX TO EXHIBITS

                  10.3.1.a Second Waiver Extension Agreement and Amendment No. 4, dated as of March 26, 1999, to the Credit Agreement, dated as of March 8, 1996, by and among the Registrant, the Lenders party thereto, and The Bank of New York, as Issuer, Swing Line Lender and Agent, filed herewith.

                  10.3.1.b Amended and Restated Security Agreement, dated as of March 26, 1999, by and among the Registrant, and The Bank of New York, as Agent for the Lenders from time to time party to the Credit Agreement referenced in the description of Exhibit 10.3.1.a above, filed herewith.

                  10.3.4.c Second Further Consent and Agreement, dated as of March 26, 1999, by the Registrant in favor of Bank One, NA with respect to the Business Purpose Revolving Promissory Note (Swing Line) made by the Registrant in favor of Bank One, NA, dated August 4, 1998, filed herewith.

                  99 Press Release issued by the registrant on March 1, 1999, filed herewith.